EXHIBIT 10.7

                                   FORM OF
                              SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT (this "Sublease") is made and entered into between RADIAN INTERNATIONAL LLC, a Delaware limited liability company ("Sublessor"), and THE SMT CENTRE OF TEXAS INC., a Texas corporation ("Sublessee").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Sublessor currently leases from HB Austin Limited Partnership, a Kansas limited partnership ("Prime Lessor"), certain real property (the "Property") more particularly described as Lot 1, BRATTON-GRAND SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plot of record in Volume 88, Pages 174-175, Plat Records of Travis County, Texas (locally known as 15508 Bratton Lane, Austin, Texas 78728), pursuant to that certain Lease between Radian Corporation, a Texas corporation, as tenant, and Prime Lessor, as landlord, dated June 3, 1991 (said Lease, as amended from time to time, is referred to herein as the "Prime Lease"); and

     WHEREAS, the tenant's interest in the Prime Lease has been assigned by Radian Corporation to Sublessor by Assignment of Lease dated as of January 1, 1996; and

     WHEREAS, the Property is improved with a building (the "Building") and related site improvements, and Sublessor desires to lease to Sublessee 41,708.12 square feet of area within the Building (the "Premises"), as shown on the floorplan of the Building attached hereto as Exhibit A and incorporated herein
                                             ---------
for all purposes, on the terms and conditions set forth below; and

     WHEREAS, this Sublease is being executed pursuant to section 4.1 of an asset purchase agreement dated March 29, 1996 (the "Agreement") between, among others, Sublessee, as purchaser, and Sublessor, Radian Corporation, and Radian Systems Corporation, a Texas corporation, as sellers, pursuant to which Sublessee has acquired the assets of said sellers' electronic assembly Business;

     NOW THEREFORE, for and in consideration of the premises and agreements set forth below, Sublessor and Sublessee agree as follows:

                                   ARTICLE I
                                  PRIME LEASE

     1.01  Sublease Subject to Prime Lease.  This Sublease is subject and
           -------------------------------
subordinate to the Prime Lease, a copy of which is attached hereto as Exhibit B.
                                                                      ---------
Upon the termination of the Prime Lease, this Sublease shall terminate. Capitalized terms used in this Sublease and not otherwise defined herein or in the Agreement shall have the same meanings as set forth in the Prime Lease.

     1.02  Compliance with Prime Lease.  Except with respect to Sublessor's
           ---------------------------
obligations to pay to Prime Lessor the rent due thereunder, Sublessee hereby covenants and agrees to comply with and perform all obligations of Sublessor to Prime Lessor under the Prime Lease with respect to the Premises and Sublessee's obligations under this Sublease, including, without limitation, all repair obligations, all insurance obligations, and all indemnification obligations of Sublessor thereunder. Sublessee agrees that whenever the consent of Prime Lessor is required under the terms of the Prime Lease with respect to any action, Sublessee shall obtain the consent of both Sublessor and Prime Lessor before taking such action, and whenever the Prime Lease requires Sublessor to indemnify Prime Lessor for any matter, to the extent the matter is applicable to the Premises and Sublessee's obligations under this Sublease, Sublessee's activities upon the Property or any obligations of Sublessee under this Sublease, Sublessee shall indemnify both Prime Lessor and Sublessor with respect to such matter. Sublessor agrees that except with respect to Section 6.01 below, where Sublessor's consent is required under this Sublease, such consent will not be unreasonably withheld. Sublessee agrees to deliver promptly to Sublessor copies of any and all notices or other correspondence received by Sublessee from Prime Lessor and further agrees, notwithstanding Section 9.04 of this Sublease to the contrary, to so deliver same in the manner most appropriate to insure that Sublessor will be able to respond to any of such notices or other correspondence from the Prime Lessor within any time period set forth in the Prime Lease or such notice.

                                  ARTICLE II
                              DEMISE OF PREMISES

     2.01  Demise of Premises.  Subject to and upon the terms and conditions set
           ------------------
forth herein and the provisions of the Agreement, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the Sublease Term herein set forth, the Premises, including a license to Sublessee to use the parking areas, driveways and sidewalks located upon the Property, and a license to use those hallways, restrooms, conference rooms break rooms and loading docks within the Building which are shown by cross-hatch on Exhibit A attached hereto
                                                      ---------
(collectively, the "Shared Areas"), in the same manner and to the same extent as Sublessor uses such Shared Areas, but subject to such reasonable rules and regulations regarding the Shared Areas as Sublessor may promulgate from time to time, which rules and regulations do not restrict or interfere with Sublessee in operating the Business in the same manner as Sublessor operated the Business before Closing.

     2.02  Condition of the Premises.  Sublessee acknowledges and agrees that it
           -------------------------
has inspected the Premises and accepts same in their current condition. "AS IS" and "WITH ALL FAULTS". Sublessor has no obligation to construct any tenant improvement in the Premises or make any repairs or modifications thereto. To the extent Prime Lessor requires the removal of any improvements placed within the Premises on behalf of Sublessee, Sublessee shall remove all such improvements at Sublessee's sole expense and shall return the Premises to its condition prior to the installation of such improvements, reasonable wear and tear excepted. Sublessee may not alter the Premises unless Sublessee first submits to Sublessor (and if required under the Prime Lease, to Prime Lessor), plans and specifications for the proposed alteration, and Sublessor (and Prime Lessor) approve such plans and specifications.

     2.03  Disclaimer of Warranties.  EXCEPT AS EXPRESSLY STATED IN THE
           ------------------------
AGREEMENT, SUBLESSEE ACKNOWLEDGES THAT SUBLESSOR HAS NOT MADE AND WILL NOT MAKE ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, TO SUBLESSEE WITH RESPECT TO THE QUALITY OF TENANT FINISH WITHIN THE PREMISES OR AS TO THE CONDITION OF THE PREMISES, AND THAT SUBLESSOR EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE OR WILL BE SUITABLE FOR SUBLESSEE'S INTENDED PURPOSES. SUBLESSEE'S OBLIGATION TO PAY RENTALS UNDER THIS SUBLEASE IS NOT DEPENDANT UPON THE CONDITION OF THE PREMISES OR THE BUILDING (NOW OR IN THE FUTURE) OR THE PERFORMANCE BY PRIME LESSOR OF ITS OBLIGATIONS UNDER THE PRIME LEASE OR BY SUBLESSOR OF ANY OBLIGATIONS UNDER THIS SUBLEASE (OTHER THAN SUBLESSOR'S OBLIGATION TO NOT DISTURB SUBLESSEE'S QUIET ENJOYMENT OF THE PREMISES) OR BY PRIME LESSOR OF ITS DUTIES OR OBLIGATIONS UNDER THE PRIME LEASE, WHETHER EXPRESS OR IMPLIED.

     2.04  Services.  Subject to the following limitations, Sublessor shall
           --------
furnish Sublessee while Sublessee is occupying the Premises and is not in default (beyond any period permitted for cure) under this Sublease, facilities to provide (i) water (hot and cold) at those points of supply provided for general use of tenants in the Building and at existing locations within the Premises; (ii) heated and refrigerated air conditioning in season; and at such temperatures and in such amounts as are appropriate and commercially reasonable in the conduct of the Business; (iii) janitorial service to the Premises as is commercially reasonable on weekdays other than holidays recognized by Sublessor,
(iv) receptionist service as is commercially reasonable from 9:00 a.m. to 5:00 p.m. on weekdays other than holidays recognized by Sublessor, (v) de-ionized water in such amounts and at such times as Sublessor and Sublessee may agree and
(vi) compressed air in such amounts and at such times as Sublessor and Sublessee may agree. Also, Sublessor shall maintain the Shared Areas in reasonably good order and condition; provided, however, that Sublessee shall reimburse Sublessor for the cost of repairing any damage to such areas occasioned by Sublessee, or its employees, agents or invitees, to the extent required under the Prime Lease. Sublessee shall reimburse Sublessor for the cost of these services as more particularly described below. Sublessor's failure to any extent to make available, or any slowdown, stoppage or interruption of, the services set forth in this Section 2.4 resulting from any cause (including, but not limited to, Sublessor's compliance with (i) governmental or business guidelines now or hereafter published or (ii) any requirements now or hereafter established by any governmental agency, board or bureau with jurisdiction over the operation and maintenance of the Building) shall not render Sublessor liable in any respect for damages to person, property or business, nor be construed an eviction of Sublessee or work an abatement of Rent, nor relieve Sublessee from fulfilling any covenant or agreement hereof; however, Sublessor shall use reasonable efforts to resume said services in a timely manner. Should any equipment or machinery furnished by Sublessor break down or cease to function properly, Sublessor shall use reasonable diligence to repair same promptly, but Sublessee shall have no claim for abatement of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom. Notwithstanding the foregoing, if an interruption of a service which is essential to Sublessee's use and occupancy of the Premises for the use permitted herein occurs because of the negligence of Sublessor or its agents or employees, and continues for a period of two (2) consecutive business days, the Rent otherwise due hereunder will abate commencing the third consecutive day and continuing until the first day upon which the essential service again is provided.

                                  ARTICLE III
                    SUBLEASE TERM; SURRENDER OF POSSESSION

     3.01  Sublease Term.  The term of this Sublease ("Sublease Term") shall
           -------------
commence on April 1, 1996 (the "Commencement Date") and shall terminate on May 31, 2001, unless sooner terminated under the terms and provisions hereof.

     3.02  Surrender of the Premises.  At the termination of this Sublease, by
           -------------------------
lapse of time or otherwise, Sublessee shall deliver up the Premises to Sublessor in as good condition as on the Commencement Date, expecting only ordinary wear and tear and matters for which Sublessor is responsible thereunder. Upon such termination of this Sublease, Sublessor shall have the right to re-enter and resume possession of the Premises.

     3.03  Holding Over.  If Sublessee holds over the Premises after expiration
           ------------
of this Sublease without prior written consent of Sublessor and Prime Lessor, Sublessee shall be deemed to be occupying the Premises as a tenant at sufferance at a daily rental equal to one thirtieth (1/30th) of two hundred percent (200%) of the Rent (hereinafter defined), and otherwise subject to all the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a tenancy at sufferance. In addition, Sublessee shall indemnify and defend Sublessor from all loss, cost, claims and damages (including consequential damages) which Sublessor may suffer by reason of such holdover. The inclusion of this Section 3.03 shall not be deemed Sublessor's or Prime Lessor's consent to any holding over.

                                  ARTICLE IV
                                     RENT

     4.01  Rent.  Sublessee, in consideration for the lease of the Premises,
           ----
agrees to pay Sublessor rental (the "Rent") in the amount of TWELVE AND NO/100 DOLLARS ($12.00) per square foot of the Premises per year. The Rent shall be paid in advance in equal monthly installments of Forty-one Thousand Seven Hundred Eight and 12/100 Dollars ($41,708.12) each, as provided in Section 4.02.

     4.02  Payment of Rentals.  Sublessee shall pay to Sublessor, at Sublessor's
           ------------------
address set forth herein, the Rent without deduction or setoff (except as provided in the Agreement), for each month of the Sublease Term. One such monthly installment shall be payable by Sublessee to Sublessor contemporaneously with the execution of this Sublease, and a like monthly installment of Rent shall be due and payable without demand beginning on the first day of the first full calendar month of the Sublease Term and continuing thereafter on or before the first day of each succeeding calendar month during the Sublease Term. If any installment of Rent, or any portion thereof, is not received by the due date thereof, then (without in any way implying Sublessor's consent to such late payment) Sublessee agrees to pay, in addition to said installment of Rent, a late payment charge equal to the sum of
(a) one percent (1%) of the installment of Rent, or portion thereof, which is overdue and (b) any sum which Sublessor may be required to pay to Prime Lessor by reason of late payment under the Prime Lease, it being understood that said late payment charge shall be for the purpose of reimbursing Sublessor for the additional costs and expenses which Sublessor presently expects to incur in connection with the handling and processing of late installment payments of the Rent which become owing by Sublessee to Sublessor hereunder.

     4.03  Reimbursement for Services, Taxes and Insurance.  The Rent has been
           -----------------------------------------------
calculated based on the current cost to Sublessor of paying the expenses of the Property and providing to the Premises the services described in Section 2.04 above. Sublessor and Sublessee intend that Sublessee shall (ans Sublessee expressly agrees to) reimburse Sublessor (a) to the extent the cost of providing to Sublessee the services described in Section 2.04 above exceeds the cost previously incurred by Sublessor to provide such services to the Premises and
(b) to the extent Sublessee's share (determined by dividing the number of square feet in the Premises by the number of square feet in the Building) of the taxes and insurance payable by Sublessor with respect to the Property exceeds the cost to Sublessor of the taxes and insurance for 1995. In that regard, Sublessor, at Sublessor's expense, may install submeters to measure the amount of water, wastewater, de-ionized water, compressed air and electricity utilized by Sublessee within the Premises, and to measure the rated heat load of equipment introduced by Sublessee into the Premises. Furthermore, Sublessor and Sublessee shall agree upon the costs of all such services which shall be deemed incurred by Sublessor for providing these services during the period when Sublessor operated its business from the Premises. Where submeters are used, the excess cost payable to Sublessee shall be calculated by multiplying the excess amount by the rate(s) charged to Sublessor by the applicable service providers; provided, however, that with respect to electricity, an additional cost shall be charged to reflect the increase in the rated heat load because of the equipment installed by Sublessee in the Premises, and at such time as Sublessor deems appropriate, based upon the rated heat load generated by the equipment within the Premises. Sublessor may require Sublessee to install, at Sublessee's expense, additional air conditioning units with sufficient capacity to handle the increased heat load. With respect to janitorial service, the cost payable by Sublessee shall be determined based upon the janitorial service provider's bid. Sublessor may estimate such excess cost and bill same to Sublessee on a monthly basis, with a reconciliation at the end of each calendar year, or may bill Sublessee for excess costs in arrears as incurred.

                                   ARTICLE V

                                QUIET ENJOYMENT

     5.01  Covenant of Quiet Enjoyment.  Provided Sublessee is not in default
           ---------------------------
under this Sublease (beyond any period permitted for Sublessee to cure same), including without limitation, paying all Rent and other sums due hereunder. Sublessee shall peaceably and quietly hold and enjoy the Premises against Sublessor, for the Sublease Term herein described subject to the provisions and conditions of this Sublease and of the Prime Lease, and subject to the Rights of any party with an interest in the Premises superior to that of Sublessor (such as Prime Lessor and any lender with a lien against the Building). Sublessor's covenant of quiet enjoyment shall include the obligation to perform all obligations of the tenant under the Prime Lease to the extent Sublessee is not required to perform such obligations under the terms of this Sublease.

     5.02  Limitation.  Subject to the provision of the Agreement, it is
           ----------
understood and agreed that the provisions of Section 5.01 and any and all other covenants of Sublessor contained int his Sublease shall be binding upon Sublessor and its successors only with respect to breaches occurring during its and their respective ownership of the Sublessor's interest hereunder. This Sublease is subject to and subordinate to all matters of public record in Travis County, Texas.

     5.03  Use.  Sublessee shall use the Premises only for electronic assembly
           ---
operations and related activities and for no other purposes without Sublessor's consent. Sublessee shall not permit any sound, light, odor or other matter to escape or emanate from the Premises other than in the commercially reasonable conduct of the Business without Sublessor's prior written consent.

                                  ARTICLE VI
                           ASSIGNMENT AND SUBLETTING

     6.01  Restriction.  Sublessee shall not, without the prior written consent
           -----------
of Sublessor and Prime Lessor, which may be withheld by either in their sole discretion, assign, transfer, mortgage, pledge, hypothecate or encumber this Sublease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Sublessee. Any such consent by Sublessor to any such assignment or subletting shall not release Sublessee from any of Sublessee's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person.

                                  ARTICLE VII
                        INDEMNIFICATION AND EXCULPATION

     7.01  Sublessee's Indemnity.  Sublessee shall indemnify and hold harmless
           ---------------------
Sublessor and Sublessor's agents, employees, shareholders, officers and directors from and against all costs, expenses (including reasonable attorney's fees and costs), fines, suite, claims, demands, liabilities and actions resulting from any breach, violation or nonperformance by Sublessee and Sublessee's employees, agents, contractors, licensees and invitees, of any covenant or condition hereof or of the Prime Lease or from the use or occupancy of the Premises or the Shared Areas by Sublessee or Sublessee's employees, agents, contractors, licensees and invitees or from any act, omission or neglect of Sublessee, Sublessee's agents, servants, employees, customers or invitees or from any other cause whatsoever (other than Sublessor's negligence).

     7.02  Sublessor's Indemnity.  Sublessor shall indemnify and hold harmless
           ---------------------
Sublessee and Sublessee's agents, employees, shareholders, officers and directors from and against all costs, expenses (including reasonable attorney's fees and costs), fines, suites, claims, demands, liabilities and actions resulting from any breach, violation or nonperformance by Sublessor and Sublessor's employees, agents, contractors, licensees and invitees, of any covenant or condition hereof or of the Prime Lease or from any act, omission or neglect of Sublessor, Sublessor's agents, servants, employees customers or invitees. In no event shall Sublessee or Sublessee's agent, servants, employees, customers or invitees be considered customers or invitees of Sublessor for purposes of this Section 7.02.

     7.03  Waiver of Subrogation.  Each party hereto waives any cause of action
           ---------------------
it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, Sublessor's or Sublessee's fixtures, personal property, leasehold improvements or business and which names Sublessor or Sublessee, as the case may be, as a party insured. Notwithstanding the foregoing, the releases in the preceding sentence shall be applicable and in force and effect only so long as and to the extent that such release does not invalidate any policy or policies of insurance now or hereafter maintained by the other party hereto. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

     7.04  Exculpation.  Sublessor shall not be liable to Sublessee or
           -----------
Sublessee's employees, agents, contractors, licenses or invitees for any injury to person or damage to property from any cause whatsoever, excepting only the negligence or willful misconduct of Sublessor or duly authorized employees and agents of Sublessor.

                                 ARTICLE VIII
                             DEFAULTS AND REMEDIES

     8.01  Default by Sublessee; Remedies by Sublessor.  The provisions of the
           -------------------------------------------
Prime Lease with respect to the tenant's default and the landlord's remedies are incorporated into this Section by this reference. In case of any breach of this Sublease by Sublessee, Sublessor shall notify Sublessee of the breach if, and to the extent, Prime Lessor must notify Sublessor of a breach under the Prime Lease, and Sublessee shall have any rights to cure which inure to Sublessor under the Prime Lease. Sublessee shall be personally liable to Sublessor for all damage incurred or suffered by Sublessor by reason of such breach, and in addition to all other rights of Sublessor available at law or equity, Sublessor shall have all rights held by Prime Lessor under the Prime Lease as if such breach by Sublessee was a breach by the tenant thereunder. Notwithstanding the foregoing, Sublessor's right to recover consequential damages from Sublessee shall be limited to the right to recover damages suffered by Sublessor because of a breach by Sublessee of the Prime Lease, Sublessee expressly agreeing that any such damages are foreseeable. If Sublessee defaults in the performance of any of the terms and provisions hereof and Sublessor places the enforcement of this Sublease in the hand of an attorney, Sublessee agrees to reimburse Sublessor for all reasonable expenses incurred by Sublessor as a result thereof including, but not limited to, reasonable attorney's fees.

                                  ARTICLE IX
                                 MISCELLANEOUS

     9.01  Amendment.  No amendment, modification or alteration of the terms
           ---------
hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

     9.02  Headings; Interpretation.  Descriptive headings are for convenience
           ------------------------
only and shall not control or affect the meaning or construction of any provision of this Sublease. Whenever the context of this Sublease requires, words used in the singular shall be construed to include the plural and vice versa and pronouns of whatsoever gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     9.03  Counterparts.  For the convenience of the parties, any number of
           ------------
counterparts of this Sublease may be executed by one or more parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     9.04  Notices. Subject to Article 1.03 hereof, notices, consents, requests,
           -------
instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by United States certified or registered mail, postage prepaid, return receipt requested, if to:

     Sublessor:

     Radian International LLC
     P.O. Box 201088
     Austin, Texas 78720-1088
     Attn: Facilities Manager

     Sublessee:

     The SMT Centre of Texas Inc.
     15508 Bratton Lane, Suite ___
     Austin, Texas 78728

     with a copy to:

     The SMT Centre of Texas Inc.
     635 Hood Road
     Markham, Ontario, Canada
     L3R 4N6

     and to:

     Gordon H. Hall
     Hall McNeely
     11 Allstate Parkway, Suite 550
     Markham, Ontario L32 978

     Prime Lessor:

     HB Austin Limited Partnership
     1102 Grand Avenue, Suite 300
     Kansas City, Missouri 64106
     Attn: John DeHardt

     or to such other address as any party hereto may, from time to time, designate in writing delivered in a like manner.

     9.05  Successors and Assigns. This Sublease shall be binding upon and inure
           ----------------------
to the benefit of the parties hereto and their respective permitted successors and assigns in accordance with the terms of this Sublease.

     9.06  Time of the Essence.  Time is of the essence in the performance by
           -------------------
Sublessee of its obligations hereunder.

     9.07  Remedies Cumulative Applicable Law.  All rights and remedies of the
           ----------------------------------
parties hereunder shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Sublease is declared to be a Texas contract, and all of the terms hereof shall be construed according to the laws of the State of Texas.

     9.08  Entire Agreement.  This Sublease and the Agreement constitute the
           ----------------
entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Sublease.

     9.09  Severability.  If any term or provision of this Sublease, or the
           ------------
application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and shall be enforceable to the extent permitted by law.

     9.10  No Recording. This Sublease (including any exhibits hereto) shall not
           ------------
be recorded without the prior written consent of Sublessor.

     9.11  Entry on Premises.  Sublessor and Prime Lessor shall have access to
           -----------------
the Premises at all reasonable times for reasonable business purposes.

     9.12  Subordination.  This Sublease shall automatically be subordinate and
           -------------
inferior to, and Sublessee shall sign any document requested by Sublessor or Prime Lessor to cause this Sublease to be subordinate and inferior to, any mortgage, condominium declaration, condominium regime, encumbrance, instrument of security, ground lease, master lease, or primary lease (collectively "Encumbrance/Lease") now or hereafter placed on the Premises and/or the Building. Subleases shall sign such other documents with respect to such Encumbrances/Leases as Sublessor or Prime Lessor shall request.

     9.13  Signs.  Sublessee shall have the right, at Sublessee's expense, but
           -----
subject to Prime Lessor's and Sublessor's approval as to appearance, location and method of attachment to install a sign on the Building. Sublessee shall comply with all ordinances, rules and regulations of the City of Austin in connection with such sign, and shall be responsible, at Sublessee's expense, for removing the sign, and repairing the Building surface, upon termination of this Sublease.

     9.14  Sublessor's Termination Right.  Sublessor has the right to terminate
           -----------------------------
the Prime Lease under certain conditions. Sublessor agrees that before exercising such termination right, Sublessor shall notify Sublessee of Sublessor's decision, and shall give Sublessee fifteen (15) days to determine whether Sublessee wishes to assume Sublessor's position under the Prime Lease. If Sublessee notifies Sublessor within said fifteen day period that Sublessee wishes to assume the Prime Lease, Sublessor shall not terminate the Prime Lease without requesting Prime Lessor's consent to such an assignment. If Prime Lessor consents to the assignment of the Prime Lease, Sublessor shall assign the Prime Lease to Sublessee, Sublessee shall terminate effective upon the date of the assignment. If Sublessee does not notify Sublessor within said fifteen-day period that Sublessee requests an assignment, or if Prime Lessor does not consent to the assignment, Sublessor may exercise its termination right without any further obligation to Sublessee hereunder, however, Sublessor shall notify Sublessee of such exercise concurrently with the notice to Prime Lessor.

     9.15  Commissions.  Each party warrants to the other that it had no dealing
           -----------
with any broker or agent in connection with the negotiation or execution of this Sublease. If any agent or broker shall make a claim for a commission or fee, the party through whom the agent or broker claims shall be responsible for payment thereof and hereby indemnifies and holds the other party harmless from such claim for commission or fees.

     9.16  Option to Terminate.  Notwithstanding any provision contained in this
           -------------------
Sublease to the contrary, if Sublessor sells its electronic panel services division to a party unrelated to Sublessor (a "Third Party Sale"), Sublessor shall notify Sublessee (the "Notice") of the contemplated Third Party Sale at least sixty (60) days before the closing of the Third Party Sale. Sublessee shall have the right, to be exercised within fifteen (15) days after delivery to Sublessee of the Notice, to terminate this Sublease. Exercise of such right of termination shall be effected only by notice delivered to Sublessor within said fifteen-day period.

     9.17  Parking.  Sublessee and its agents, employees and invitees shall park
           -------
only in those areas designated by Sublessor for parking and shall not park on any public or private streets contiguous to, surrounding or in the vicinity of the Property. Sublessor reserves the option to designate portions of the parking areas upon the Property for parking for visitors and customers of Sublessor and other tenants of the Building. Sublessee agrees that Sublessee and Sublessee's agents and employees shall not park within any visitor parking area so designated by Sublessor. Sublessor shall not be liable or responsible for any loss of or to any car or vehicle or equipment or other property therein or damage to property or injuries (fatal or nonfatal) from any cause whatsoever while such car or vehicle is on the Property or parked within said parking areas. Sublessor may make, modify, and enforce rules and regulations relating to the parking of automobiles and Sublessee will abide by such rules and regulations. If the availability of spaces within the Property becomes a problem, Sublessor may adopt a parking rule limiting each tenant of the Building to a pro rata share of the parking on the Property.

     9.18  Attorney's Fees.  If any action or proceeding is brought to enforce
           ---------------
any term, covenant or condition of this Sublease on the part of Sublessor or Sublessee, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys' fees to be fixed by the court therein.

     9.19  Security.  Sublessor shall be in no way responsible to Sublessee, its
           --------
agents, employees or invitees for any loss of property from the Premises or Shared Areas or for any damages to any property thereon from any cause whatsoever regardless of whether such loss occurs when the area is locked against entry or not. Sublessee understands and agrees that all persons entering or leaving the Premises must comply with Sublessor's security procedures, including wearing identification badges, being accompanied by Sublessor's personnel, card access controls and such other methods as Sublessor may elect to use from time to time. Sublessee further understands that Sublessee's agents, employees, contractors, invitees and visitors shall not be permitted in the Building other than when they are going to or from the Premises, or using the Shared Areas. Sublessee agrees to conform to all rules and regulations which Sublessor may establish in order to maintain the security necessary for Sublessor's operations within the Building.

     9.20  Environmental Matters. Sublessor has advised Sublessee, and Sublessee
           ---------------------
understands, that in no event may Sublessee discharge into the Building's wastewater or storm drainage system more metals or other materials which is permitted from time to time by the utility providing wastewater service to the Building (and Sublessee shall be solely responsible for ensuring that no such discharge occurs). Sublessor reserves the right to monitor discharge at both the point where the discharge leaves the Premises and at the point where the combined discharge generated by Sublessor and Sublessee leaves the Building. If any materials exceeding utility limits in fact are discharged from the Premises, Sublessor, at Sublessee's expense, will construct such filtering or other systems as may be required in order to eliminate such excess discharge of materials. Sublessee further agrees that Sublessee shall not change the Business in a manner that results in the discharge or any materials in addition to the materials currently being discharged without Sublessor's prior written consent. In this penalties, liabilities, and costs (including reasonable attorneys' fees and court costs) caused by or arising out of (i) a violation of the foregoing prohibition or (ii) the presence or any release of any Hazardous Materials on, under, or about the Premises during Sublessee's occupancy or control of the Premises. Sublessee shall clean up, remove, remediate and repair any soil or ground water contamination and damage caused by the presence or release of any Hazardous Materials in, on, under, or about the Premises during Sublessee's occupancy of the Premises in conformance with the requirements of applicable law. Sublessee shall immediately give Sublessor written notice of any suspected breach of this Paragraph, upon learning of the presence of any release of any Hazardous Materials, and upon receiving any notice from governmental agencies pertaining to Hazardous Materials which may affect the Premises. The obligations of Sublessee hereunder shall survive the expiration or earlier termination, for any reason, of this Lease.

     IN WITNESS WHEREOF, the undersigned Sublessor and Sublessee have executed this Sublease on the dates set forth hereinbelow.

SUBLESSOR:                               RADIAN INTERNATIONAL, LLC, a Delaware
---------
                                         limited liability company


                                         By __________________________________




                                            Date: _____________________________


SUBLESSEE:                               THE SMT CENTRE OF TEXAS INC., a Texas
---------
                                         corporation


                                         By __________________________________

                                            Date: ____________________________

                                  EXHIBIT "B"

                            BASIC LEASE INFORMATION


Lease Date:                        June 3, 1991

Tenant:                            Radian Corporation, a Texas corporation

Address of Tenant:                 Post Office Box 201088
                                   Austin, Texas 78720-1088

Contact:                           Erwin Kouba   Telephone: (512) 454-4797

Landlord:                          HB Austin Limited Partnership, a Kansas
                                   limited partnership

Address of Landlord:               1102 Grand Avenue, Suite 300
                                   Kansas City, Missouri 64106

Contact:                           John DeHardt  Telephone: (816) 842-2690

Premises:                          Lot 1, BRATTON-GRAND SUBDIVISION, a
                                   subdivision in Travis County, Texas,
                                   according to the map or plat of record in Volume 58, Pages 174-175, of the Plat Records of Travis County, Texas, together with all improvements located thereon, including a building (the "Building"), locally known as 15508 Bratton Lane, Austin, Texas.

Lease Term:                        The period commencing on the Commencement
                                   Date and, subject to and upon the terms and conditions set forth herein, and in any exhibit or addendum hereto, continuing until July 31, 2001.

Commencement Date:                 June 15, 1991

Rental: $33,813.00 per month. The Rental shall increase in accordance with the provisions of Exhibit C attached hereto.
                                   ---------

Rental Commencement
  Date:                            August 1, 1991

Permitted Use:                     Tenant shall use and occupy the premises for
                                   manufacturing and laboratory purposes and for purposes incidental thereto.

The foregoing Basic Lease Information is hereby incorporated into and made a part of the lease attached hereto.

Each reference in the lease to the information or definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the lease. In the event of any conflict between the Basic Lease Information and the lease, the lease shall control.

                         LANDLORD:

                         HB AUSTIN LIMITED PARTNERSHIP, a
                         Kansas limited partnership


                         By: __________________________________

                             Name: ____________________________

                             Title: ___________________________

                         TENANT:

                         RADIAN CORPORATION, a Texas
                         corporation


                         By: __________________________________

                             Name: ____________________________

                             Title: ___________________________